                                                                   Exhibit 10.18


================================================================================







                             INTERCREDITOR AGREEMENT


                           Dated as of August 1, 1998







                                       Re:
                               Penford Corporation
                                and Subsidiaries







================================================================================

                                TABLE OF CONTENTS

SECTION                                                 HEADING                                                          PAGE
Parties....................................................................................................................1

Recitals...................................................................................................................1

SECTION 1.           DEFINITIONS...........................................................................................2


SECTION 2.           SHARING OF RECOVERIES.................................................................................4


SECTION 3.           AGREEMENTS AMONG THE CREDITORS........................................................................5

       Section 3.1.      Independent Actions by Creditors..................................................................5
       Section 3.2.      Relation of Creditors.............................................................................5
       Section 3.3.      Acknowledgment of Guaranties......................................................................5

SECTION 4.           MISCELLANEOUS.........................................................................................5

       Section 4.1.      Entire Agreement..................................................................................5
       Section 4.2.      Notices...........................................................................................6
       Section 4.3.      Successors and Assigns............................................................................6
       Section 4.4.      Consents, Amendment, Waivers......................................................................6
       Section 4.5.      Governing Law.....................................................................................6
       Section 4.6.      Counterparts......................................................................................6
       Section 4.7.      Sale of Interest..................................................................................6
       Section 4.8.      Severability......................................................................................6
       Section 4.9.      Expenses..........................................................................................6
       Section 4.10.     Term of Agreement.................................................................................6

Signatures.................................................................................................................7



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

Penford Products Co.                                     Intercreditor Agreement



                             INTERCREDITOR AGREEMENT

         INTERCREDITOR AGREEMENT dated as of August 1, 1998 among the Creditors (as defined below) of PENFORD PRODUCTS CO., a Delaware corporation ("Penford Products"), a wholly-owned subsidiary of Penford Corporation, a Washington corporation (the "Company").

                                R E C I T A L S:

         A. Under and pursuant to (i) separate and several Restatement and Exchange Agreements, each dated as of August 1, 1998 (the "Restatement of the 1992 Agreements"), between the Company and the purchasers named on Schedule I attached to the Restatement of the 1992 Agreements, the Company proposes to issue and deliver $14,285,600 aggregate principal amount of its Adjustable Rate Senior Notes due November 30, 2002 (the "2002 Notes"), and (ii) separate and several Restatement and Exchange Agreements, each dated as of August 1, 1998 (the "Restatement of the 1994 Agreements"), between the Company and the purchasers named on Schedule I attached to the Restatement of the 1994 Agreements, the Company proposes to issue and deliver $10,000,000 aggregate principal amount of its Adjustable Rate Series A Senior Notes due December 15, 1998 and $10,000,000 aggregate principal amount of its Adjustable Rate Series B Senior Notes due December 15, 2006 (respectively the "1998 Notes" and the "2006 Notes"). The Restatement of the 1992 Agreements and the Restatement of the 1994 Agreements are hereinafter referred to collectively as the "Restatement and Exchange Agreements"; the 1998 Notes, the 2002 Notes and the 2006 Notes are hereinafter referred to collectively as the "Notes"; and the purchasers of the Notes are hereinafter referred to individually as a "Noteholder" and collectively as the "Noteholders".

         B. The Noteholders have required as a condition of their acquisition of the Notes that Penford Products enter into guaranties of the Notes and accordingly Penford Products has agreed to provide such guaranties. Penford Products proposes to execute and deliver Guaranty Agreements (the "Noteholders' Guaranties") dated as of August 1, 1998,

Penford Products Co.                                     Intercreditor Agreement

pursuant to which Penford Products will irrevocably, absolutely and unconditionally guarantee to the Noteholders the payment of the principal of, premium, if any, and interest on the Notes and the payment and performance of all other obligations of the Company under the Restatement and Exchange Agreements.

         C. Under and pursuant to that certain Credit Agreement dated as of July 2, 1998 (as such agreement may be modified, amended, renewed or replaced, including any increase in the amount thereof, the "Credit Agreement") among the Company, Penford Products, various lending institutions and The Bank of Nova Scotia (the "Bank"), as Agent (individually a "Credit Agreement Lender" and collectively the "Credit Agreement Lenders"), the Credit Agreement Lenders have made available to the Company and Penford Products, jointly and severally, certain credit facilities in a current aggregate principal amount up to $75,000,000 (all amounts outstanding in respect of said credit facilities being hereinafter collectively referred to as the "Penford Loans").

         D. In connection with the execution and delivery of a loan agreement dated as of July 2, 1998 (as such agreement may be modified, amended, renewed or replaced, including any increase in the amount thereof, the "Penwest Loan Agreement"), between Penwest Pharmaceuticals Co., a Washington corporation ("Penwest"), pursuant to which the Bank has made available to Penwest certain credit facilities in a current aggregate principal amount up to $15,000,000 (all amounts outstanding in respect of such credit facilities being hereinafter collectively referred to as the "Penwest Loan"), Penford Products has guaranteed to the Bank the payment of the Penwest Loan and all other obligations of Penwest under the Penwest Loan Agreement under that certain Specific Guaranty dated July 2, 1998 (as such agreement may be modified, amended, renewed or replaced, including any increase in the amount thereof, the "Penwest Guaranty").

         E. The Noteholders' Guaranties, the Penwest Guaranty and the payment obligations of Penford Products under the Credit Agreement are each hereinafter individually referred to as a "Penford Products Obligation" and collectively referred to as the "Penford Products Obligations".

Penford Products Co.                                     Intercreditor Agreement

         F. Pursuant to the requirements of the Restatement and Exchange Agreements, the Company has requested and the Lenders have agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree a follows:


SECTION 1. DEFINITIONS.

         The following terms shall have the meanings assigned to them below in this SECTION 1 or in the provisions of this Agreement referred to below:

         "Bank" shall have the meaning assigned thereto in the Recitals hereof.

         "Bankruptcy Proceeding" shall mean, with respect to any Person, a general assignment of such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

         "Company" shall have the meaning assigned thereto in the Recitals hereof.

         "Credit Agreement" shall have the meaning assigned thereto in the Recitals hereof.

         "Credit Agreement Lender" and "Credit Agreement Lenders" shall have the meanings assigned thereto in the Recitals hereof.

         "Creditor" shall individually mean any Lender or Noteholder and "Creditors" shall mean all of the Lenders and the Noteholders.

Penford Products Co.                                     Intercreditor Agreement

         "Excess Penford Products Payment" shall mean as to any Creditor an amount equal to the Penford Products Payment received by such Creditor less the Pro Rata Share of Penford Products Payments to which such Creditor is then entitled.

         "Lender" shall mean any Credit Agreement Lender or the Bank under the Penwest Guaranty, and "Lenders" shall mean all of the Credit Agreement Lenders and the Bank under the Penwest Guaranty.

         "Noteholder" and "Noteholders" shall have the meanings assigned thereto in the Recitals hereof.

         "Noteholders' Guaranties" shall have the meaning assigned thereto in the Recitals hereof.

         "Notes" shall have the meaning assigned thereto in the Recitals hereof.

         "Penford Loans" shall have the meaning assigned thereto in the Recitals hereof.

         "Penford Products" shall have the meaning assigned thereto in the Recitals hereof.

         "Penford Products Obligation" and "Penford Products Obligations" shall have the meanings assigned thereto in the Recitals hereof.

         "Penford Products Payment" shall have the meaning assigned thereto in
SECTION 2.

         "Penwest" shall have the meaning assigned thereto in the Recitals hereof.

         "Penwest Guaranty" shall have the meaning assigned thereto in the Recitals hereof.

         "Penwest Loan" shall have the meaning assigned thereto in the Recitals hereof.



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

Penford Products Co.                                     Intercreditor Agreement

         "Penwest Loan Agreement" shall have the meaning assigned thereto in the Recitals hereto.

         "Person" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof.

         "Pro Rata Share of Penford Products Payments" shall mean as of the date of any Penford Products Payment to a Creditor in respect to a Penford Products Obligation an amount equal to the product obtained by multiplying (a) the amount of all Penford Products Payments made by Penford Products to all Creditors on such date less all reasonable costs incurred by such Creditors in connection with the collection of such Penford Products Payments by (b) a fraction, the numerator of which shall be the Specified Amount owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Subject Obligations (without giving effect in the denominator to the application of any such Penford Products Payments).

         "Receiving Creditor" shall have the meaning assigned thereto in SECTION 2.

         "Restatement and Exchange Agreements" shall have the meaning assigned thereto in the Recitals hereof.

         "Specified Amount" shall mean as to any Creditor the aggregate amount of the Subject Obligations owed to such Creditor.

         "Subject Obligations" shall mean all principal of, Make-Whole Amount, if any, and interest on, the Notes, the Penford Loans and the Penwest Loan and all other obligations of the Company under or in respect of the Notes, the Penford Loans and the Penwest Loan and under the Restatement and Exchange Agreements, the Credit Agreement or the Penwest Loan Agreement and any other obligations of the Company to the Lenders which are the subject of a Penford Products Obligation; provided, however, that obligations in respect of the Penwest Loan and the Penwest Loan Agreement shall be excluded from "Subject Obligations" until such time as the Bank makes a demand under the Penwest Guaranty for payment of all or part of the Penwest Loan.

Penford Products Co.                                     Intercreditor Agreement

SECTION 2. SHARING OF RECOVERIES.

         Each Creditor hereby agrees with each other Creditor that payments (including payments made through setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Creditor) made pursuant to the terms of any Penford Products Obligation (a "Penford Products Payment") (a) within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to Penford Products or the Company or (b) following the acceleration of the Notes or the Penford Loans or the acceleration of any other Subject Obligation (other than the Penwest Loan) or (c) at a time when the Bank has made a demand under the Penwest Guaranty for payment of all or part of the Penwest Loan and an Event of Default, as defined in the Restatement and Exchange Agreements, shall have occurred and be continuing (including any such Event of Default which arises as a result of any payment by Penford Products under the Penwest Guaranty), shall be shared so that each Creditor shall receive its Pro Rata Share of Penford Products Payments. Accordingly, each Creditor hereby agrees that in the event (i) an event described in clauses (a), (b) or (c) above shall have occurred, (ii) any Creditor shall receive a Penford Products Payment (a "Receiving Creditor"), and (iii) any other Creditor shall not concurrently receive its Pro Rata Share of Penford Products Payments from Penford Products, then the Receiving Creditor shall promptly remit the Excess Penford Products Payment to each other Creditor who shall then be entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this SECTION 2) each Creditor shall have received its Pro Rata Share of Penford Products Payments.

         Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse, ratably from the other Creditors such amount of Notes, Penford Loans or Penwest Loan (or interest therein), as the case may be, to the extent necessary to cause such Receiving Creditor to share such Excess Penford Products Payment with the other Creditors as hereinabove provided; provided, however, that if any such purchase or payment is made by any Receiving Creditor and if such Excess Penford Products Payment or part thereof is thereafter recovered from such Receiving Creditor by Penford Products (including, without limitation, by any trustee in bankruptcy of



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

Penford Products Co.                                     Intercreditor Agreement

Penford Products or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Penford Products Payment so recovered, but without interest; and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment under any Penford Products Obligation or avail itself of any recourse by resort to any property of the Company, Penford Products or Penwest, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.


SECTION 3. AGREEMENTS AMONG THE CREDITORS.

         Section 3.1. Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from Penford Products on, any Subject Obligation to such Creditor or from instituting legal action against the Company, Penford Products or Penwest to obtain a judgment or other legal process in respect of such Subject Obligation, but any funds received from Penford Products in connection with any recovery therefrom shall be subject to the terms of this Agreement.

         Section 3.2. Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of the Company, Penford Products or Penwest or of any other circumstances bearing upon the risk of nonpayment of the Subject Obligation. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of the Company, Penford Products or Penwest and nothing contained herein shall limit or in any way modify any of the obligations of the Company, Penford Products or Penwest to any Creditor.

         Section 3.3. Acknowledgment of Guaranties. The Lenders and the Noteholders hereby expressly acknowledge the existence of the Penford Products Obligations.



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

Penford Products Co.                                     Intercreditor Agreement

SECTION 4. MISCELLANEOUS.

         Section 4.1. Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

         Section 4.2. Notices. Notices hereunder shall be given to the Creditors at their addresses as set forth in the Restatement and Exchange Agreements or the Credit Agreement, as the case may be, or at such other address as may be designated by each in a written notice to the other parties hereto.

         Section 4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations, and the term "Creditor" shall include any such subsequent holder of Subject Obligations, wherever the context permits.

         Section 4.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by all of the Creditors.

         Section 4.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

         Section 4.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

             Section 4.7. Sale of Interest. No Creditor will sell, transfer or otherwise dispose of any interest in the Subject Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement.



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

Penford Products Co.                                     Intercreditor Agreement

         Section 4.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         Section 4.9. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall, if not reimbursed by the Company, be entitled to its reasonable attorney's fees.

         Section 4.10. Term of Agreement. This Agreement shall terminate when all Subject Obligations are paid in full and such payments are not subject to any possibility of revocation or rescission or until all of the parties hereto mutually agree in a writing to terminate this Agreement.



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

Penford Products Co.                                     Intercreditor Agreement

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

                                        PRINCIPAL LIFE INSURANCE COMPANY

                                        By    /s/ JAMES C. FIFIELD
                                             --------------------------------
                                             Name:  James C. Fifield
                                             Title:  Counsel

                                        By    /s/ CHRISTOPHER J. HENDERSON
                                             --------------------------------
                                             Name:  Christopher J. Henderson
                                             Title: Counsel

                                        TMG LIFE INSURANCE COMPANY

                                        By:     THE MUTUAL GROUP, its Agent

                                                By /s/ CONSTANCE L. KELLER
                                             --------------------------------
                                                    Name: Constance L. Keller
                                                    Title:  Director, Private
                                                            Placements

                                                By  Michael J. Steppe
                                                    Name:  Michael J. Steppe
                                                    Title:  Senior Vice
                                                            President

Penford Products Co.                                     Intercreditor Agreement

                                        UNITED OF OMAHA LIFE INSURANCE COMPANY

                                        By   /s/ EDWIN H. GARRISON JR.
                                             --------------------------------
                                             Name:  Edwin H. Garrison Jr.
                                             Title:  First Vice President

                                        MUTUAL OF OMAHA INSURANCE COMPANY

                                        By    /s/ EDWIN H. GARRISON JR.
                                             --------------------------------
                                             Name:  Edwin H. Garrison Jr.
                                             Title:  First Vice President

                                        UNITED WORLD LIFE INSURANCE COMPANY

                                        By    /s/ EDWIN H. GARRISON JR.
                                             --------------------------------
                                             Name:  Edwin H. Garrison Jr.
                                             Title:  Authorized Signer

                                        COMPANION LIFE INSURANCE COMPANY

                                        By     /s/ EDWIN H. GARRISON JR.
                                             --------------------------------
                                             Name:  Edwin H. Garrison Jr.
                                             Title:  Assistant Treasurer

                                        By    /s/ JEFFRY F. SAILER
                                             --------------------------------
                                             Name:  Jeffry F. Sailer
                                             Title:  Assistant Treasurer



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

Penford Products Co.                                     Intercreditor Agreement

                                        AMERICAN REPUBLIC INSURANCE COMPANY

                                        By /s/ G. F. SHELDON
                                          ---------------------------------
                                             Name:  G. F. Sheldon
                                             Title:  Senior Vice President,
                                                     Investments

                                        FARMERS AND TRADERS LIFE INSURANCE
                                        COMPANY

                                        By /s/ FRANK J. D'ONOFRIO, JR.
                                          ---------------------------------
                                             Name:  Frank J. D'Onofrio, Jr.
                                             Title:  Vice President-Investments

                                        THE BANK OF NOVA SCOTIA

                                        By   /s/ M. BROWN
                                          ---------------------------------
                                             Name:  M. Brown
                                             Title:  Officer

                                        KEYBANK NATIONAL ASSOCIATION

                                        By    /s/ KATHLEEN J. JOHANSON
                                          ---------------------------------
                                             Name:  Kathleen J. Johanson
                                             Title:  Vice President

Penford Products Co.                                     Intercreditor Agreement

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By    /s/ L. M. MANLEY
                                             --------------------------------
                                             Name:  L. M. Manley
                                             Title:  Senior Vice President



         The undersigned hereby acknowledge and agree to the foregoing
Agreement.

                                        PENFORD PRODUCTS CO.

                                        By    /s/ VICTOR W. BREED
                                             --------------------------------
                                             Name:  Victor W. Breed
                                             Title:  Vice President

                                        PENFORD CORPORATION

                                        By    /s/ VICTOR W. BREED
                                             --------------------------------
                                             Name:  Victor W. Breed
                                             Title:  Corporate Director of
                                                     Finance

                                        PENWEST PHARMACEUTICALS CO.

                                        By    /s/ JENNIFER L. GOOD
                                             --------------------------------
                                             Name:  Jennifer L. Good
                                             Title:  Vice President Finance and
                                                     Chief Financial Officer



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